UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 21, 2011

AMERICAN EAGLE ENERGY INC.
(Exact name of registrant as specified in its charter)

Nevada	333-143626	20-8642477
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North 27th Street, Suite 21G
Billings, Montana 59101
(Address of principal executive offices, including zip code)

(406) 294-9765
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01.  Other Events.

On November 21, 2011, American Eagle Energy Inc. (“AMZG”) issued a press release announcing the commencement of the final steps in its merger with Eternal Energy Corp. (“Eternal Energy”).  AMZG stockholders have approved the merger and the Securities and Exchange Commission has declared Eternal Energy’s Registration Statement effective.  AMZG currently anticipates that the merger will close by early December following final regulatory filings. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

At the closing of the merger, AMZG’s stockholders will receive approximately 3.641 shares of Eternal Energy’s common stock for each share of AMZG common stock that they own on November 28, 2011.  As of the closing, the combined company will have approximately 45,560,000 shares outstanding.

When the merger closes, Richard Findley will serve as Chairman of the Board; Bradley M. Colby, as President, Chief Executive Officer, Treasurer, and Director; Thomas Lantz, as Chief Operating Officer; Paul E. Rumler, as Director and Secretary; John Anderson, as Director; and Sean Mitchell, as Director of the combined company.

AMZG’s stockholders should receive a letter of transmittal directly or from their brokers that will describe the procedures for tendering their shares of AMZG and receiving shares of common stock of the combined company.

Upon the closing of the merger, the combined company will complete a 1-for-4.5 reverse stock split to reduce the number of outstanding shares of common stock to approximately 45,560,000 and will change its name to “American Eagle Energy Corporation.”  At that time, the ratio of stockholdings between the companies, exclusive of any presently outstanding options, will be approximately 80% for the legacy AMZG stockholders and approximately 20% for Eternal Energy’s legacy stockholders.

The combined company’s new CUSIP number for its common stock will be 02554F102 and FINRA will issue a trading symbol for the combined company’s common stock.

The information furnished in this section of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section; nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit                             Description of Exhibit
99.1*                                Press Release dated November 21, 2011

___________

*  Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2011		AMERICAN EAGLE ENERGY INC.
	By:	/s/ Richard Findley
Richard Findley
President